OWNERSHIP PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT


     THIS OWNERSHIP PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (this "AGREEMENT") is made as of June 23, 2003, by OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the "PLEDGOR"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for the Lenders (as Agent and Lenders are defined in the Loan Agreement as defined below).

                                    RECITALS

     R-1. The following entities are collectively referred to as "BORROWERS" and each individually as a "BORROWER": OHI ASSET, LLC, OHI ASSET (FL), LLC, OHI ASSET (IN), LLC, OHI ASSET (LA), LLC, OHI ASSET (TX), LLC, OHI ASSET (ID), LLC, OHI ASSET (MI/NC), LLC, OHI ASSET (OH), LLC, OHI ASSET (MO), LLC, OHI ASSET
(CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, NRS VENTURES, LLC, OHI (ILLINOIS), INC., OHI (INDIANA), INC. and STERLING ACQUISITION CORP.

     R-2. Pursuant to a certain Loan Agreement of even date herewith (as the same may be amended, modified, increased, renewed or restated from time to time, the "LOAN AGREEMENT"), Lenders have agreed to make available to Borrowers the Revolving Loan in the maximum principal amount of $100,000,000 and the Term Loan in the maximum principal amount of $125,000,000. Borrowers have also executed and delivered the Notes (as defined in the Loan Agreement). The terms and provisions of the Loan Agreement and Notes are hereby incorporated by reference in this Agreement.

     R-3. All capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

     R-4. The term "OBLIGATIONS" as used herein means (a) the principal of, and interest on, the Notes and all other sums, fees, charges and expenses due or payable under this Agreement or the other Loan Documents, (b) all agreements and covenants with and obligations to Agent and/or Lenders arising under, out of, or as a result of or in connection with the Loan Documents, (c) all amounts advanced by Agent and/or any Lender to preserve, protect, defend, and enforce its rights under this Agreement and the other Loan Documents or in the Collateral encumbered by the Loan Documents, and all reasonable expenses incurred by Agent and/or Lenders in connection therewith, and (d) any and all other present and future indebtedness, liabilities and obligations of every kind and nature whatsoever of Borrowers to Agent and/or Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, both now and hereafter existing, or due or to become due, in each case subject to and in accordance with the terms and conditions of the Loan Agreement and the other Loan Documents.

     R-5. As a condition to making the Loan, Agent and Lenders have required the Pledgor to execute and deliver this Agreement as additional security for the Loan.

     R-6. Pledgor is the sole member or sole shareholder of each Borrower and, as such, will derive substantial benefit by reason of Lenders making the Loan.

                                    AGREEMENT

     NOW, THEREFORE, as security for the Obligations, and to induce Lenders to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Agent, for itself and Lenders, hereby covenant and agree as follows:

     1. Grant of Assignment and Security Interest. Pledgor hereby pledges, assigns and grants to Agent, for the benefit of Lenders, a security interest in the following property of Pledgor (collectively, the "COLLATERAL"), whether now existing or hereafter created or arising:

     (a) all of the stock, shares, member interests and other equity ownership interests in each Borrower now or hereafter held by Pledgor (collectively, the "OWNERSHIP INTERESTS") and all of the Pledgor's rights to participate in the management of each Borrower, all rights, privileges, authority and powers of the Pledgor as owner or holder of its Ownership Interests in each Borrower, including, but not limited to, all contract rights, voting rights, general intangibles, accounts and payment intangibles related thereto, all rights, privileges, authority and powers relating to the economic interests of the
Pledgor  as  owner  or  holder  or its  Ownership  Interests  in each  Borrower,
including,   without  limitation,  all  contract  rights,  general  intangibles, accounts and payment intangibles related thereto, all options and warrants of the Pledgor for the purchase of any Ownership Interests in any Borrower, all documents and certificates representing or evidencing the Pledgor's Ownership Interests in any Borrower, all of Pledgor's right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by the Pledgor to each Borrower, and any other right, title, interest, privilege, authority and power of the Pledgor in or relating to each Borrower, all whether now existing or hereafter arising, and whether arising under any operating agreement, bylaws, certificate of formation, articles of organization or other organization or governing documents of any Borrower (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of the Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and the Pledgor shall promptly thereafter deliver to Agent a certificate duly executed by the Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

     (b) all rights to receive cash distributions, income, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends) and any other rights and property interests related to the Ownership Interests;

     (c) all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other ownership
interests),   asset  sales,  or  similar   rearrangement  or  reorganization  or
otherwise;

     (d) all of Pledgor's right, title and interest in, to and under that certain International Swap Dealers Association, Inc. Master Agreement dated as of September 10, 2002, and the Confirmation dated September 11, 2002 and amended September 16, 2002, each executed by Pledgor and Merrill Lynch Derivative Products AG ("MERRILL") (collectively, the "INTEREST RATE AGREEMENT"); and

     (e) all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

     2. Registration of Pledge in Books of Borrowers; Application of Proceeds. Pledgor hereby authorizes and directs each Borrower to register Pledgor's pledge to Agent of the Collateral on the books of each Borrower and, following written notice to do so by Agent after the occurrence of an "Event of Default" (as defined in Section 7 below) under this Agreement, to make direct payment to Agent of any amounts due or to become due to Pledgor with respect to the Collateral. During the continuation of an Event of Default, any moneys received by Agent shall be applied to the Obligations in such order and manner of application as Agent may from time to time determine in its sole discretion.

     3. Rights of Pledgor in the Collateral. Until any Event of Default occurs under this Agreement, Pledgor shall be entitled to exercise all voting rights and to receive all dividends and other distributions that may be paid on any Collateral and that are not otherwise prohibited by the Loan Documents. Any cash dividend or distribution payable in respect of the Collateral that is, in whole or in part, a return of capital or that is made in violation of this Agreement or the Loan Documents shall be received by Pledgor in trust for Agent, shall be paid immediately to Agent and shall be retained by Agent as part of the Collateral. Upon the occurrence and during the continuation of an Event of Default, the Pledgor shall, at the written direction of Agent, immediately send a written notice to each Borrower instructing each Borrower, and shall cause each Borrower, to remit all cash and other distributions payable with respect to the Ownership Interests (until such time as Agent notifies Pledgor that such Event of Default has ceased to exist) directly to Agent. Nothing contained in this Section 3 shall be deemed to permit the payment of any sum or the making of any distribution which is prohibited by any of the Loan Documents, if any. Notwithstanding anything to the contrary contained in this Agreement, Pledgor acknowledges and agrees that, pursuant to a letter agreement between Pledgor and Merrill, any payments made by Merrill pursuant to the Interest Rate Agreement at any time during the Term of the Loan shall be made directly to Agent.

     4. Representations and Warranties of Pledgor. Pledgor hereby represents and warrants to Agent and Lenders as follows:

     (a) Pledgor has not heretofore transferred, pledged, assigned or otherwise encumbered any of its rights in or to the Collateral.

     (b) Pledgor is not prohibited under any agreement with any other person or entity, or under any judgment or decree, from the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement.

     (c) No action has been brought or, to Pledgor's knowledge, threatened that might prohibit or interfere with the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement.

     (d) Pledgor has full power and authority to execute and deliver this Agreement, and the execution and delivery of this Agreement do not conflict with any agreement to which Pledgor is a party or any applicable law, order, ordinance, rule, or regulation to which Pledgor is subject or by which it is bound and does not constitute a default under any agreement or instrument binding upon Pledgor.

     (e) This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligation of Pledgor and is fully enforceable against Pledgor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     (f) Pledgor has good, valid and clear title to the Collateral. Pledgor is the sole legal, record and beneficial owner of all of the Ownership Interests, free and clear of all security interests, pledges, voting trusts, agreements, liens, claims and encumbrances whatsoever, other than the security interests, pledges, assignments and liens granted under this Agreement or the other Loan Documents.

     5. Covenants of Pledgor. Pledgor hereby covenants and agrees as follows:

     (a) To do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Collateral, and to defend, at its sole expense, the title to the Collateral and any part of the Collateral;

     (b) To cooperate fully with Agent's and Lenders' efforts to preserve the Collateral and to take such actions to preserve the Collateral as Agent may in good faith direct;

     (c) To cause each Borrower to maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Collateral and which reflect the lien of Agent on the Collateral;

     (d) To deliver immediately to Agent any certificates that may be issued following the date of this Agreement representing the Ownership Interests or other Collateral, and to execute and deliver to Agent, for the benefit of Lenders, one or more transfer powers, in form and content satisfactory to Agent, pursuant to which Pledgor assigns, in blank, all Ownership Interests and other Collateral (collectively, the "TRANSFER POWERS") which Transfer Powers shall be held by Agent as part of the Collateral;

     (e) To authorize Agent to file such financing statements as Agent may request with respect to the Collateral, and to take such other steps as Agent may from time to time reasonably request to perfect Agent's security interest in the Collateral under applicable law;

     (f) Not to sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral or any part of the Collateral;

     (g) After the occurrence of an Event of Default under the Loan Documents (including but not limited to this Agreement), and written notice thereof from Agent to Borrowers or Pledgor (except that during any bankruptcy or insolvency proceeding affecting any Borrower or Pledgor, no notice shall be required) not to receive any dividend or distribution or other benefit with respect to Borrowers, and not to vote, consent, waive or ratify any action taken, that would violate or be inconsistent with any of the terms and provisions of this Agreement, or any of the other Loan Documents or that would materially impair the position or interest of Agent in the Collateral or dilute the Ownership Interests pledged to Agent under this Agreement;

     (h) Not to sell or otherwise dispose of, or create, incur, assume or suffer to exist any lien upon any of the Collateral, other than liens in favor of Agent granted under this Agreement or the other Loan Documents;

     (i) Not to amend, modify or terminate the Interest Rate Agreement without the prior written consent of Agent, which consent shall not be unreasonably withheld with respect to a proposed amendment or modification; and

     (j) That Pledgor consents to the admission of Agent (and its assigns or designee) as a member or stockholder of each Borrower, as applicable, upon Agent's acquisition of any of the Ownership Interests.

     6. Rights of Agent. Agent may from time to time and at its option (i) require Pledgor to, and Pledgor shall, periodically deliver to Agent records and schedules, which show the ownership status of the Collateral and such other matters which affect the Collateral; (ii) during normal business hours and upon two (2) Business Days prior notice given orally or in writing to Pledgor, verify the Collateral and inspect the books and records of each Borrower and make copies of or extracts from the books and records; and (iii) notify any prospective buyers or transferees of the Collateral or any other persons of Agent's interest in the Collateral. Pledgor agrees that Agent may at any time take such steps as Agent deems reasonably necessary to protect Agent's interest in and to preserve the Collateral.

     7. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (an "EVENT OF DEFAULT") under this
Agreement:

     (a) breach of any covenant, representation or warranty of Pledgor hereunder which is not cured within thirty (30) days after written notice thereof from Agent to Pledgor; provided, however, if such breach cannot by its nature be cured within thirty (30) days, and Pledgor diligently pursues the curing thereof (and then in all events cures such failure within ninety (90) days after the original notice thereof), Pledgor shall not be in default hereunder; provided, further, that such cure period shall not apply to the breach of any representation or warranty which, by its nature, is not curable; or

     (b) the occurrence of an Event of Default under the Loan Agreement or any other Loan Document.

     8. Rights of Agent Following Event of Default. Upon the occurrence and continuance of an Event of Default, at the option of Agent or at the direction of the Requisite Lenders, the Indebtedness (as defined in the Loan Agreement) shall become immediately due and payable upon written notice to Pledgor or Borrowers and Agent and Lenders shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever. In addition to all other rights and remedies granted to it under this Agreement, the Loan Agreement and the other Loan Documents, if any Event of Default shall have occurred and be continuing and upon either acceleration of the Loan in accordance with the terms and conditions of the Loan Agreement or the maturity of the Loan and Borrowers fail to pay the Indebtedness, Agent may do one or more of the following:

     (a) Proceed to perform or discharge any and all of Pledgor's obligations, duties, responsibilities, or liabilities and exercise any and all of its rights in connection with the Collateral for such period of time as Agent may deem appropriate, with or without the bringing of any legal action in or the appointment of any receiver by any court;

     (b) Do all other acts which Agent may deem necessary or proper to protect Agent's security interest in the Collateral and carry out the terms of this Agreement;

     (c) Exercise all voting and management rights of Pledgor as to Borrowers or otherwise pertaining to the Collateral, and Pledgor, forthwith upon the request of Agent, shall use its best efforts to secure, and cooperate with the efforts of Agent to secure (if not already secured by Agent), all the benefits of such voting and management rights.

     (d) Sell the Collateral in any manner permitted by the UCC; and upon any such sale of the Collateral, Agent may (i) bid for and purchase the Collateral and apply the expenses of such sale (including, without limitation, reasonable attorneys' fees) as a credit against the purchase price or (ii) apply the proceeds of any sale or sales to other persons or entities, in whatever order Agent in its sole discretion may decide, to the expenses of such sale (including, without limitation, reasonable attorneys' fees), to the Indebtedness (as defined in the Loan Agreement), and the remainder, if any, shall be paid to Pledgor or to such other person or entity legally entitled to payment of such remainder; and

     (e) Proceed by suit or suits in law or in equity or by any other appropriate proceeding or remedy to enforce the performance of any term, covenant, condition, or agreement contained in this Agreement, and institution of such a suit or suits shall not abrogate the rights of Agent to pursue any other remedies granted in this Agreement or in any other Loan Document or to pursue any other remedy available to Agent either at law or in equity.

     Agent shall have all of the rights and remedies of a secured party under the UCC and other applicable laws. All reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred or paid by Agent in exercising or protecting any interest, right, power or remedy conferred by this Agreement, shall bear interest thereafter at the Default Rate (as defined in the Loan Agreement) from the date of payment until repaid in full and shall, along with the interest thereon, constitute and become a part of the Obligations secured by this Agreement.

     Pledgor hereby constitutes Agent as the attorney-in-fact of Pledgor after the occurrence of an Event of Default under the Loan Documents (including but not limited to this Agreement) and upon either acceleration of the Loan in accordance with the terms and conditions of the Loan Agreement or the maturity of the Loan and Borrowers fail to pay the Indebtedness, Agent may take such actions and execute such documents as Agent may deem appropriate in the exercise of the rights and powers granted to Agent in this Agreement, including, but not limited to, filling-in blanks in the Transfer Power to cause a transfer of the Ownership Interests and other Collateral pursuant to a sale of the Collateral. The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment in full of the Obligations. Pledgor shall indemnify and hold Agent harmless for all losses, costs, damages, fees, and expenses suffered or incurred in connection with the exercise of this power of attorney and shall release Agent from any and all liability arising in connection with the exercise of this power of attorney, except that Pledgor shall have no obligation to indemnify or release Agent under this Section 8 with respect to matters arising from or as a result of Agent's gross negligence or willful misconduct.

     9. Performance by Agent. During the continuance of an Event of Default and upon either acceleration of the Loan in accordance with the terms and conditions of the Loan Agreement or the maturity of the Loan and Borrowers fail to pay the Indebtedness, Agent, without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of Pledgor, and may enter upon the premises of Pledgor for that purpose and take all such action on the premises as Agent may consider necessary or appropriate for such purpose. All sums paid or advanced by Agent in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the foregoing, together with interest thereon at the Default Rate, from the date of payment until repaid in full, shall be paid by Pledgor to Agent on demand and shall constitute and become a part of the Obligations secured by this Agreement.

     10. Indemnification. Neither Agent nor Lenders shall in any way be responsible for the performance or discharge of, and neither Agent nor Lenders hereby undertakes to perform or discharge of, any obligation, duty, responsibility, or liability of Pledgor in connection with the Collateral or otherwise. Pledgor hereby agrees to indemnify Agent and Lenders and hold Agent and Lenders harmless from and against all losses, liabilities, damages, claims, or demands suffered or incurred by reason of this Agreement or by reason of any alleged responsibilities or undertakings on the part of Agent or Lenders to perform or discharge any obligations, duties, responsibilities, or liabilities of Pledgor in connection with the Collateral or otherwise; provided, however, that the foregoing indemnity and agreement to hold harmless shall not apply to losses, liabilities, damages, claims, or demands suffered or incurred as a result of Agent's or any Lender's own gross negligence or willful misconduct. Upon written request by Agent or Requisite Lenders, Pledgor will undertake, at its own cost and expense, on behalf of Agent and Lenders, using counsel reasonably satisfactory to Agent, the defense of any legal action or proceeding whether or not Agent or Lenders shall be a party and for which Agent or Lenders is entitled to be indemnified pursuant to this Section 10; provided, however, at Agent's or Requisite Lenders' option and upon prior written notice to Pledgor, Agent may, at Pledgor's expense, prosecute or defend any third party claim or action involving the validity or enforceability of Agent's liens on the Collateral or this Agreement. Agent shall have no duty to collect any amounts due or to become due in connection with the Collateral or enforce or preserve Pledgor's rights under this Agreement.

     11. Termination. Upon indefeasible payment in full of the Obligations, and termination of any further obligation of Lenders to extend any credit to Borrowers under the Loan Documents, this Agreement shall terminate and Agent shall promptly execute appropriate documents to evidence such termination.

     12. Release. Without prejudice to any of Agent's rights under this Agreement, Agent may take or release other security for the payment or performance of the Obligations, may release any party primarily or secondarily liable for the Obligations, and may apply any other security held by Agent to the satisfaction of the Obligations.

     13. Pledgor's Liability Absolute. The liability of Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Pledgor or any other person, nor against other securities or liens available to Agent, its successors, assigns, or agents. Pledgor waives any right to require that resort be had to any security or to any balance of any deposit account or credit on the books of Agent in favor of any other person.

     14. Preservation of Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral and in preserving rights under this Agreement if Agent takes action for those purposes as Pledgor may reasonably request in writing, provided, that failure to comply with any such request shall not, in and of itself, be deemed a failure to exercise reasonable care, and no failure by Agent to preserve or protect any rights with respect to the Collateral or to do any act with respect to the preservation of the Collateral not so requested by Pledgor shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

     15. Private Sale. Pledgor recognizes that Agent may be unable to effect a public sale of the Collateral by reason of certain provisions contained in the federal Securities Act of 1933, as amended, and applicable state securities laws and, under the circumstances then existing, may reasonably resort to a private sale to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a view to the distribution or resale of the Collateral. Pledgor agrees that a private sale so made may be at a price and on other terms less favorable to the seller than if the Collateral were sold at public sale and that Agent has no obligation to delay sale of the Collateral for the period of time necessary to permit Pledgor, even if Pledgor would agree to register or qualify the Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. Pledgor agrees that a private sale made under the foregoing circumstances and otherwise in a commercially reasonable manner shall be deemed to have been made in a commercially reasonable manner under the UCC.

     16. General.

     (a) Final Agreement and Amendments. This Agreement, together with the other Loan Documents, constitutes the final and entire agreement and understanding of the parties and any term, condition, covenant or agreement not contained herein or therein is not a part of the agreement and understanding of the parties. Neither this Agreement, nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     (b) Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. No single or partial exercise of any power or right shall preclude other or further exercise of the power or right or the exercise of any other power or right. No course of dealing between the parties hereto shall be construed as an amendment to this Agreement or a waiver of any provision of this Agreement. No notice to or demand on Pledgor in any case shall thereby entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances.

     (c) Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

     (d) Construction. As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Agreement. The Recitals are incorporated herein as a substantive part of this Agreement and the Pledgor represents and warrants that such Recitals are true and correct.

     (e) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Pledgor, Agent and Lenders and their respective heirs, personal representatives, successors and assigns hereunder. In the event of any assignment or transfer by Agent of any of the Pledgor's obligations under the Loan Documents or the Collateral therefor, Agent thereafter shall be fully discharged from any responsibility with respect to such Collateral so assigned or transferred, but Agent shall retain all rights and powers given by this Agreement with respect to any of the Pledgor's obligations under the Loan Documents or Collateral not so assigned or transferred. Pledgor shall have no right to assign or delegate its rights or obligations hereunder.

     (f) Severability. If any term, provision, covenant or condition of this Agreement or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.

     (g) Notices. Any notice or other communication required or permitted under this Agreement shall be in writing and sent in accordance with Section 9.8 of the Loan Agreement.

     (h) Remedies Cumulative. Each right, power and remedy of Agent as provided for in this Agreement, or in any of the other Loan Documents or now or hereafter existing by law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, or in any of the other Loan Documents or now or hereafter existing by law, and the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Agent of any other rights, powers or remedies. (i) Time of the Essence; Survival; Joint and Several Liability. Time is of the essence of this Agreement and each and every term, covenant and condition contained herein. All covenants, agreements, representations and warranties made in this Agreement or in any of the other
Loan Documents shall continue in full force and effect so long as any of the obligations of any party under the Loan Documents (other than Agent) remain outstanding. Each persons or entity constituting Pledgor shall be jointly and severally liable for all of the obligations of Pledgor under this Agreement.

     (j) Further Assurances. Pledgor hereby agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Agent or any of its agents to exercise and enforce its rights and remedies under this Agreement with respect to any portion of such collateral.

     (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument. As used in this Agreement, the term "this Agreement" shall include all attachments, exhibits, schedules, riders and addenda.

     (l) Costs. Pledgor shall be responsible for the payment of any and all reasonable fees, costs and expenses which Agent and/or Lenders may incur by reason of this Agreement, including but not limited to the following: (i) any taxes of any kind related to any property or interests assigned or pledged hereunder; (ii) expenses incurred in filing public notices relating to any property or interests assigned or pledged hereunder; and (iii) any and all costs, expenses and fees (including, without limitation, reasonable attorneys' fees and expenses and court costs and fees), whether or not litigation is commenced, incurred by Agent and/or Lenders in protecting, insuring, maintaining, preserving, attaching, perfecting, enforcing, collecting or foreclosing upon any lien, security interest, right or privilege granted to Agent and/or Lenders or any obligation of Pledgor under this Agreement, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to this Agreement or any property or interests assigned or pledged hereunder.

     (m) No Defenses. Pledgor's obligations under this Agreement shall not be subject to any set-off, counterclaim or defense to payment that Pledgor now has or may have in the future.

     (n) Cooperation in Discovery and Litigation. In any litigation, trial, arbitration or other dispute resolution proceeding relating to this Agreement, all directors, officers, employees and agents of Pledgor or of its affiliates shall be deemed to be employees or managing agents of Pledgor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Pledgor in any event will use all commercially reasonable efforts, in compliance and in accordance with applicable law, to produce in any such dispute resolution proceeding, at the time and in the manner requested by Agent or any Lender, all persons and entities, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

     (o) GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. PLEDGOR, AGENT AND EACH LENDER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND PLEDGOR, AGENT AND EACH LENDER IRREVOCABLY AGREE THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS (UNLESS OTHERWISE SPECIFIED THEREIN) SHALL BE LITIGATED IN SUCH COURTS. PLEDGOR, AGENT AND EACH LENDER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. PLEDGOR, AGENT AND EACH LENDER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON PLEDGOR, AGENT AND EACH LENDER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PLEDGOR, AGENT AND LENDERS AT THE ADDRESSES SET FORTH IN SECTION 9.8 OF THIS AGREEMENT.

     (p) WAIVER OF JURY TRIAL. PLEDGOR, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. PLEDGOR, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. PLEDGOR, AGENT AND LENDERS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

     (q) Loan Agreement Governs. The Loan is governed by the terms and conditions set forth in the Loan Agreement and the other Loan Documents, and in the event of any conflict between the terms of this Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall control; provided, however, that in the event there is any apparent conflict between any particular term or condition which appears in both this Agreement and the Loan Agreement and it is possible and reasonable for the terms of both this Agreement and the Loan Agreement to be performed or complied with, then notwithstanding the foregoing, both the terms of this Agreement and the Loan Agreement shall be performed and complied with.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, intending to be legally bound, and intending that this instrument constitute an instrument executed under seal, each of the parties hereto has caused this Ownership Pledge, Assignment and Security Agreement to be executed under seal as of the day and year first above written.

                             PLEDGOR:

                             OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation


                             By:     /S/ DANIEL J. BOOTH
                                     --------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer


                             AGENT:

                             GENERAL ELECTRIC CAPITAL CORPORATION, a
                               Delaware corporation


                             By:     /S/ JEFFREY M. MUCHMORE
                                     --------------------------------
                             Name:   Jeffrey M. Muchmore
                             Its:    Authorized Signatory

                                NOTICE OF PLEDGE


TO: OHI ASSET, LLC, OHI ASSET (FL), LLC, OHI ASSET (IN), LLC, OHI ASSET (LA), LLC, OHI ASSET (TX), LLC, OHI ASSET (ID), LLC, OHI ASSET (MI/NC), LLC, OHI ASSET (OH), LLC, OHI ASSET (MO), LLC, OHI ASSET (CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, NRS VENTURES, LLC, OHI (ILLINOIS), INC., OHI (INDIANA), INC. and STERLING ACQUISITION CORP. (collectively, "BORROWERS" and each individually, a "BORROWER")

     Notice is hereby given that, pursuant to an Ownership Pledge, Assignment and Security Agreement of even date with this Notice of Pledge (the "AGREEMENT"), from the undersigned (the "PLEDGOR") to General Electric Capital Corporation, as Agent for the Lenders ("AGENT"), in connection with financing arrangements in effect between Lenders and Borrowers, Pledgor has pledged and assigned to Agent and granted to Agent, for the benefit of itself and Lenders, a continuing first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising or acquired, in, to, and under the following (collectively, the "COLLATERAL"):

     (a) all of the stock, shares, member interests and other equity ownership interests in each Borrower now or hereafter held by Pledgor (collectively, the "OWNERSHIP INTERESTS") and all of the Pledgor's rights to participate in the management of each Borrower, all rights, privileges, authority and powers of the Pledgor as owner or holder of its Ownership Interests in each Borrower, including, but not limited to, all contract rights and voting rights related thereto, all rights, privileges, authority and powers relating to the economic interests of the Pledgor as owner or holder or its Ownership Interests in each Borrower, including, without limitation, all contract rights related thereto, all options and warrants of the Pledgor for the purchase of any Ownership Interests in each Borrower, all documents and certificates representing or evidencing the Pledgor's Ownership Interests in each Borrower, all of Pledgor's right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by the Pledgor to each Borrower, and any other right, title, interest, privilege, authority and power of the Pledgor in or relating to each Borrower, all whether now existing or hereafter arising, and whether arising under any operating agreement of each Borrower (as the same may be amended, modified or restated from time to time), and the certificate of formation or existence of each Borrower (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of the Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and the Pledgor shall promptly thereafter deliver to Agent a certificate duly executed by the Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

     (b) all rights to receive cash distributions, profits, income, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends) and any other rights and property interests related to the Ownership Interests;

     (c) all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other ownership interests), asset sales, or similar rearrangement or reorganization or otherwise; and

     (d) all of Pledgor's right, title and interest in, to and under that certain International Swap Dealers Association, Inc. Master Agreement dated as of September 10, 2002, and the Confirmation dated September 11, 2002 and amended September 16, 2002, each executed by Pledgor and Merrill Lynch Derivative Products AG; and

     (e) all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

     Pursuant to the Agreement, each Borrower is hereby authorized and directed to:

     (i) register on its books Pledgor's pledge to Agent of the Collateral; and

     (ii) upon the occurrence of an Event of Default under the Agreement (or prior thereto, as may be required under the Agreement) and written notice from Agent to Borrowers or Pledgor, make direct payment to Agent of any amounts due or to become due to Pledgor that are attributable, directly or indirectly, to Pledgor's ownership of the Collateral.

     Pledgor hereby requests Borrowers to indicate their acceptance of this Notice of Pledge and consent to and confirmation of its terms and provisions by signing a copy of this Notice of Pledge where indicated below and returning it to Agent.

                            [SIGNATURE PAGES FOLLOW]

Dated as of June 23, 2003

                             PLEDGOR:

                             OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation


                             By:    /S/ DANIEL J. BOOTH
                                    --------------------------------
                             Name:  Daniel J. Booth
                             Its:   Chief Operating Officer

ACKNOWLEDGED BY THE BORROWERS AS OF THIS 23RD DAY OF JUNE, 2003:

                             BORROWERS:

                             OHI ASSET,  LLC,
                             a Delaware limited liability company
                             OHI ASSET (FL), LLC,
                             a Delaware limited liability company
                             OHI ASSET (IN), LLC,
                             a Delaware limited liability company
                             OHI ASSET (LA), LLC,
                             a Delaware limited liability company
                             OHI ASSET (TX), LLC,
                             a Delaware limited liability company
                             OHI ASSET (ID), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MI/NC), LLC,
                             a Delaware limited liability company
                             OHI ASSET (OH), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MO), LLC,
                             a Delaware limited liability company
                             OHI ASSET (CA), LLC,
                             a Delaware limited liability company
                             DELTA INVESTORS I, LLC,
                             a Maryland limited liability company
                             DELTA INVESTORS II, LLC,
                             a Maryland limited liability company
                             NRS VENTURES, LLC,
                             a Kentucky limited liability company

                             By: Omega Healthcare Investors, Inc., a Maryland corporation, as the sole member of each such company

                             By:     /S/ DANIEL J. BOOTH
                                     --------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer

                             OHI (ILLINOIS), INC.,
                             an Illinois corporation
                             OHI (INDIANA), INC.,
                             an Indiana corporation
                             STERLING ACQUISITION CORP.,
                             a Kentucky corporation

                             By:     /S/ DANIEL J. BOOTH
                                     --------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer of each such
                                     corporation